UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2005

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138, Building D, Suite B

Wall, NJ 07719

(Address of principal executive offices)

(732) 359-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On July 22, 2005, BIO-key International, Inc. (the “Registrant”) issued a press release (the “Release”) announcing, among other things, its revised guidance for the quarter ended June 30, 2005.  A copy of the Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 5.02.                                          Departures of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.

(b)                                 On July 22, 2005, the Registrant announced in the Release that Randy Fodero has resigned from his position as the Registrant’s Vice President of Sales, effective as of July 22, 2005.

(c)                                  On July 22, 2005, the Registrant announced in the Release that Thomas J. Colatosti, the Registrant’s current Chairman of the Board of Directors, has been appointed as Co-Chief Executive Officer of the Registrant.  Mr. Colatosti and Michael DePasquale, who has been serving as the Registrant’s Chief Executive Officer, will make up the newly formed Office of the Chief Executive Officer.

Mr. Colatosti has served as a Director of the Registrant since September 2002 and as Chairman of the Board since January 3, 2003.  Mr. Colatosti currently serves as the Chief Executive Officer of American Security Ventures, a Lexington, Massachusetts based consulting firm he founded which specializes in providing strategic management consulting services to emerging and developing companies in the homeland security industry.  From 1997 through June 2002, Mr. Colatosti served as the Chief Executive Officer of Viisage Technology, Inc., a publicly traded company focusing on the identification solutions sector.  Mr. Colatosti is an active industry security spokesperson testifying before Congressional Committees and advising the White House and other Federal security agencies on homeland security issues.

Mr. Colatosti’s appointment as Co-Chief Executive Officer will not result in a change in his compensation arrangement with the Registrant.  Since November 1, 2004, Mr. Colatosti has been paid a monthly consulting fee of $14,500, which represents an increase from the $4,000 monthly consulting fee that he had been paid by the Registrant from September 2002 until that time.  In addition, Mr. Colatosti has been issued options to purchase an aggregate of 550,000 shares of the Registrant’s common stock at exercise prices ranging from $0.31 to $1.32 in connection with his service on the Registrant’s Board of Directors.

On April 28, 2004, the Registrant issued 3,750 shares of its Series C 7% convertible preferred stock to Mr. Colatosti upon conversion of the $375,000 secured convertible note then held by him that had previously been issued by the Registrant.

Item 9.01.                                          Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

99.1                           Press Release, dated July 22, 2005, issued by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: July 26, 2005
	By:	/s/ Francis J. Cusick
Francis J. Cusick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 22, 2005, issued by BIO-key International, Inc.